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                                                                    EXHIBIT 10.1



                            ASSET TRANSFER AGREEMENT
                                      AMONG
                          MCDATA HOLDINGS CORPORATION,
                               MCDATA CORPORATION
                                       AND
                                 EMC CORPORATION

                                 OCTOBER 1, 1997


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                                TABLE OF CONTENTS

                                                                                                               PAGE

1.       DESCRIPTION OF TRANSACTION..............................................................................1

         1.1      Assets to be Transferred.......................................................................1
         1.2      Excluded Assets................................................................................3
         1.3      Assumption of Liabilities......................................................................3
         1.4      Excluded Liabilities...........................................................................3
         1.5      Closing........................................................................................3
         1.6      Consideration for Transfer.....................................................................3
         1.7      Prorations.....................................................................................4
         1.8      Transfer of Employees..........................................................................4

2.       REPRESENTATIONS AND WARRANTIES OF TRANSFEROR............................................................4

         2.1      Organization...................................................................................4
         2.2      Consents.......................................................................................5

3.       REPRESENTATIONS AND WARRANTIES OF TRANSFEREE............................................................5

         3.1      Organization...................................................................................5

4.       COVENANTS OF TRANSFEROR.................................................................................6

         4.1      Affirmative Covenants..........................................................................6

5.       COVENANTS OF TRANSFEREE.................................................................................7

         5.1      Affirmative Covenants..........................................................................7

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF TRANSFEREE.......................................................8

         6.1      Compliance with Covenants; Representations and Warranties Correct..............................8
         6.2      No Material Adverse Change.....................................................................8
         6.3      Consents of Others.............................................................................8
         6.4      Absence of Restraint...........................................................................8
         6.5      No Litigation..................................................................................8
         6.6      Required Approvals.............................................................................8
         6.7      Delivery of Other Agreements...................................................................8

7.       CONDITIONS PRECEDENT TO TRANSFEROR'S OBLIGATIONS........................................................9

         7.1      Compliance with Covenants; Representations and Warranties Correct..............................9
         7.2      Required Approvals.............................................................................9
         7.3      Delivery of Other Agreements...................................................................9
         7.4      Absence of Restraint...........................................................................9


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
         7.5      IBM Consent....................................................................................9

8.       COVENANTS TO BE PERFORMED AFTER THE CLOSING.............................................................9

         8.1      Further Assurances and Cooperation.............................................................9
         8.2      Taxes.........................................................................................10
         8.3      Non-Solicitation..............................................................................10

9.       TERMINATION OF AGREEMENT...............................................................................10

         9.1      Termination...................................................................................10
         9.2      Effect of Termination.........................................................................11
         9.3      Costs and Expenses............................................................................11
         9.4      Extension of Time; Waivers....................................................................11

10.      MISCELLANEOUS..........................................................................................11

         10.1     Amendment.....................................................................................11
         10.2     Survival of Representations and Warranties....................................................12
         10.3     Entire Agreement; Counterparts; Applicable Law; Forum.........................................12
         10.4     Assignability.................................................................................12
         10.5     Notices.......................................................................................12
         10.6     Titles........................................................................................13
         10.7     Cooperation...................................................................................13
         10.8     Counterparts..................................................................................13

                            ASSET TRANSFER AGREEMENT

     This ASSET TRANSFER AGREEMENT (the "AGREEMENT") is made as of October 1, 1997 by and among EMC CORPORATION, a Massachusetts corporation ("EMC") for the purposes of undertaking the obligations and obtaining the rights set forth in
Article 8 hereof, MCDATA HOLDINGS CORPORATION, a Delaware corporation ("TRANSFEROR") and MCDATA CORPORATION, a Delaware corporation ("TRANSFEREE").

                                    RECITALS

     A. Transferor desires to transfer and assign to Transferee, and Transferee desires to acquire and receive from Transferor, subject to the terms and conditions hereinafter set forth, certain assets and liabilities of Transferor, as more particularly described herein (the "ACQUISITION"). The Acquisition is intended by the parties to qualify as a tax-free exchange under
Section 351 of the Internal Revenue code of 1986, as amended.

     B. The parties hereto desire to enter into this Agreement for the purpose of setting forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and the conditions precedent to the consummation of the Acquisition.

     C. This Agreement has been approved by the Boards of Directors of Transferor and Transferee.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of their mutual covenants, promises and obligations contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be bound hereby, agree as follows:

1.   DESCRIPTION OF TRANSACTION

     1.1 ASSETS TO BE TRANSFERRED. Subject to the terms and conditions set forth in this Agreement, at the Closing (as defined in Section 1.5) Transferor will convey, transfer, assign, and deliver to Transferee, and Transferee will receive from Transferor, substantially all of the tangible and intangible assets and related rights and interests of Transferor, except for (i) a majority of the ESCON business, including the currently exclusive manufacturing and marketing contracts with International Business Machines Corporation ("IBM") and Compagnie IBM France ("IBM-FRANCE") for existing ESCON products or follow on ESCON products (such business, the "ESCON BUSINESS" and such contracts, the "ESCON CONTRACTS"), (ii) inventory


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related to the ESCON Business, and (iii) the other assets listed on Schedule 1.2 hereto (the "EXCLUDED ASSETS"). Such assets include but are not limited to the following:

          (a) The real property leased by Transferor pursuant to (i) the Lease Agreement dated November 16, 1987 between Transferor's predecessor, "MCDATA CORPORATION" ("OLD MCDATA") and CG Lot 2 Partnership ("CG") (the "LEASE AGREEMENT"), as amended by that certain Modification of Lease Agreement between Old McDATA and CG dated January 19, 1988, that certain Second Modification of Lease Agreement between Old McDATA and CG dated January 26, 1989 and that certain Third Modification of Lease Agreement between Old McDATA and SNET Real Estate, Inc. dated February 25, 1994 for the property located at 310 Interlocken Parkway, Broomfield, Colorado 80021; (ii) the Lease Agreement dated May 28, 1997 between Old McDATA and 1211486 Ontario Ltd. for the property located at 111 Gordon Baker Road, North York, Ontario; and (iii) the Lease Agreement dated September 12, 1997, to be effective June 17, 1998 between Old McDATA and WHLNF Real Estate Limited Partnership for the property located at 310 Interlocken Parkway, Broomfield, Colorado 80021 (collectively, the "LEASES"), together with all fixtures, leasehold improvements and other appurtenances thereto;

          (b) All accounts receivable with the exception of receivables from sale of products related to the ESCON Business;

          (c) All inventory and evaluation equipment with the exception of inventory for products of the ESCON Business;

          (d) All fixed assets owned or leased by Transferor, including, without limitation, all machinery and equipment, tools, dies, furniture, furnishings, plant and office equipment (including copying, telecommunication and computer equipment), automobiles and other motor vehicles;

          (e)  All of the prepaid assets;

          (f) The deferred tax asset related to the temporary differences listed on Schedule 1.1(f) hereto;

          (g) All contracts, agreements and leases, other than the ESCON Contracts;

          (h) All of the customer, vendor and supplier lists of Transferor, other than IBM Corp. and IBM France;

          (i) Copies of all books, records and files that are necessary or appropriate for the conduct of Transferee's business subsequent to the Closing Date, including, but not limited to, operating data, electronic data, research, statistical marketing, manufacturing and quality system documentation and promotional materials;

          (j) All Transferor's right, title and interest in (A) any patents, patent applications, invention disclosures, trademarks, copyrights and mask works and all trade secrets


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


and know-how necessary for Transferor's business as currently conducted, and (B) any contracts or agreements regarding any right, title, license, privilege or covenant not to sue under any intellectual property rights of Transferor or any third party and including, but not limited to, those listed on Schedule 1.1(h) hereto;

          (k) All third party vendor maintenance and service agreements necessary for the operation of the Transferor's business; and

          (l)  Transferor's ISO 9000 certification.

     All such assets, rights and interests described above shall be referred to herein as the "ASSETS."

     1.2 EXCLUDED ASSETS. Notwithstanding the provisions of Section 1.1, the Assets shall not include, and Transferor shall specifically exclude, those other assets specifically set forth on Schedule 1.2 hereto.

     1.3 ASSUMPTION OF LIABILITIES. Except as set forth on Schedule 1.4 hereto and subject to the provisions of Section 11 of the Services Agreement between Transferor and Transferee (the "SERVICES AGREEMENT"), Transferee shall assume all liabilities of Transferor related to the Assets whether fixed or contingent, incurred in the ordinary course of business or otherwise known or unknown (the "ASSUMED LIABILITIES").

     1.4 EXCLUDED LIABILITIES. Notwithstanding anything to the contrary contained in this Agreement, except as expressly provided in Section 1.3 hereof, Transferee shall not assume, and expressly disclaims responsibility or liability for, any debts, liabilities, obligations or commitments set forth on Schedule
1.4 hereto (the "EXCLUDED LIABILITIES"). Transferor shall fully pay, perform and discharge each of the Excluded Liabilities in accordance with the terms thereof and Transferee shall fully pay, perform and discharge each of the Assumed Liabilities in accordance with the terms thereof.

     1.5  CLOSING.

          (a) Consummation of the transactions contemplated by this Agreement (the "CLOSING") will take place at such place, time and date as Transferee and Transferor may mutually select (the "CLOSING DATE"), as soon as practicable following satisfaction or waiver of the closing conditions contained in Articles 6 and 7 hereof, which without written extension signed by Transferor and Transferee shall be no later than October 1, 1997, unless otherwise agreed to by the parties.

          (b) At the Closing, subject to the terms and conditions of this Agreement, Transferor hereby agrees that it shall deliver or cause to be delivered to Transferee assignments, endorsements and other recordable instruments of assignment, transfer and conveyance (the "CONVEYANCE DOCUMENTS"), in form and substance reasonably satisfactory to Transferee and its counsel, as shall be effective to vest in Transferee all of the right, title and interest of Transferor in and to the Assets free and clear of all liens.


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     1.6  CONSIDERATION FOR TRANSFER. Subject to the terms and conditions of this Agreement, the consideration for the transfer of the Assets and Assumed Liabilities to Transferee hereunder shall consist of 40,500,000 shares of Class A Common Stock of Transferee to be issued to Transferor pursuant to a Common Stock Agreement of even date herewith by and among Transferee, Transferor, John
F. McDonnell and William Wood (the "COMMON STOCK AGREEMENT").

     1.7  PRORATIONS.

          (a) The following prorations relating to the Assets will be made as of the Closing Date, with Transferor liable to the extent such items relate to any time period up to and including the Closing Date and Transferee liable to the extent such items relate to periods subsequent to the Closing Date.

               (i) Personal property taxes, real estate taxes and assessments, and other taxes, if any, on or with respect to the Assets; provided that special assessments for work actually commenced or levied prior to the date of this Agreement shall be paid by Transferor.

               (ii) Rents, additional rents, taxes and other items payable by Transferor under any lease, license, permit, contract, service contract or other agreement or arrangement to be assigned to or assumed by Transferee.

               (iii) The amount of rents, taxes and charges for sewer, water, fuel, telephone, electricity and other utilities, provided that if practicable, meter readings shall be taken at the Closing Date and the respective obligations of the parties determined in accordance with such readings.

               (iv) Maintenance and service fees.

               (v) All other items normally adjusted in connection with similar transactions.

Transferor agrees to furnish Transferee documents and other records as shall be reasonably requested in order to confirm all proration calculations.

     1.8 TRANSFER OF EMPLOYEES. All of the persons who were employees of Transferor immediately prior to the Closing shall become employees of Transferee upon the Closing.

2.   REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

Transferor represents and warrants to Transferee as of the date of this Agreement and as of the Closing Date as follows:

     2.1  ORGANIZATION.


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          (a)  Transferor is a corporation duly organized, existing and in good standing under the laws of Delaware. Transferor has all necessary power and authority to own or lease its properties and to carry on its business as presently conducted.

          (b) Transferor has the full corporate power and authority to execute, deliver and perform this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors and the sole stockholder of Transferor, and no other corporate proceedings on the part of Transferor are necessary for Transferor to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by duly authorized officers of Transferor. This Agreement constitutes a legal, valid and binding obligation of Transferor, enforceable against it in accordance with its terms (except to the extent that enforcement is affected by laws pertaining to bankruptcy, reorganization, insolvency and creditors' rights and by the availability of injunctive relief, specific performance and other equitable remedies).

          (c) There is no requirement applicable to Transferor to make any filing with, or to obtain any permit, authorization, consent or approval of, any governmental or regulatory authority or any other third party as a condition to the lawful consummation by Transferor of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Transferor nor the consummation by Transferor of the transactions contemplated by this Agreement will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of Transferor, (ii) contravene or conflict with any resolution adopted by the stockholders or directors of Transferor, (iii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, or other evidence of indebtedness of the Transferor related to the Assets or any material license agreement, lease or other material contract, instrument or obligation related to the Assets to which Transferor is a party or by which Transferor or any of the Assets may be bound,
(iv) violate any statute, rule, regulation, order, writ, injunction, decree or arbitration award applicable to the Assets, (v) result in the loss of, or in a violation or breach of any of the terms, conditions or provisions of, any license, permit, approval or authorization related to the Assets; (vi) result in the creation or imposition of, or subject Transferee to any liability for, any conveyance or transfer tax or any similar tax (except for customary sales tax or value added tax imposed by the State of Colorado or other taxing jurisdiction); or (vii) result in the creation of any material (individually or in the aggregate) lien on any of the Assets.

     2.2 CONSENTS. Except as disclosed on Schedule 2.2, there are no consents required for transfer of the Assets and Assumed Liabilities, including any of the contracts included in the Assets, that have not been obtained or will not have been obtained prior to the Closing Date, except for those consents which if not obtained in the aggregate would not have a material adverse effect on Transferor or Transferee.

3.   REPRESENTATIONS AND WARRANTIES OF TRANSFEREE


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Transferee represents and warrants to Transferor as of the date of this
Agreement and as of the Closing Date as follows:

     3.1  ORGANIZATION.

          (a) Transferee is a corporation duly organized, existing and in good standing under the laws of Delaware. Transferee has all necessary power and authority to own or lease its properties and to carry on its business as presently conducted.

          (b) Transferee has the full corporate power and authority to execute, deliver and perform this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Transferee, and no other corporate proceedings on the part of Transferee are necessary for Transferee to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by duly authorized officers of Transferee. This Agreement constitutes a legal, valid and binding obligation of Transferee, enforceable against it in accordance with its terms (except to the extent that enforcement is affected by laws pertaining to bankruptcy, reorganization, insolvency and creditors' rights and by the availability of injunctive relief, specific performance and other equitable remedies).

          (c) There is no requirement applicable to Transferee to make any filing with, or to obtain any permit, authorization, consent or approval of, any governmental or regulatory authority or any other third party as a condition to the lawful consummation by Transferee of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Transferee nor the consummation by Transferee of the transactions contemplated by this Agreement will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of Transferee, (ii) contravene or conflict with any resolution adopted by the directors of Transferee; (iii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, or other evidence of indebtedness of Transferee or any material license agreement, lease or other material contract, instrument or obligation related to the Assets to which Transferee is a party or by which Transferee or any of the Assets may be bound, (iv) violate any statute, rule, regulation, order, writ, injunction, decree or arbitration award applicable to Transferee or any of its assets which violation would have an material adverse effect on Transferee or the Assets, (v) result in the loss of, or in a violation or breach of any of the terms, conditions or provisions of, any license, permit, approval or authorization related to the Assets; (vi) result in the creation or imposition of, or subject Transferee to any liability for, any conveyance or transfer tax or any similar tax (except for customary sales tax imposed by the State of Colorado); or (vii) result in the creation of any material (individually or in the aggregate) lien on any of the Assets.


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4.   COVENANTS OF TRANSFEROR

Transferor hereby covenants and agrees as follows:

     4.1 AFFIRMATIVE COVENANTS. Prior to the Closing Date, Transferor will do each of the following:

          (a) use its best efforts to perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be fully carried out;

          (b) use its best efforts to obtain all authorizations, consents and permits of others required to permit the consummation by Transferor of the transactions contemplated by this Agreement;

          (c) promptly advise Transferee in writing of the occurrence of any event which causes the representations and warranties made by Transferor in this Agreement or the information included in the Transferor Disclosure Schedule to be incomplete or inaccurate in any material respect;

          (d) as promptly as reasonably practicable after the date of this Agreement, file with any governmental agencies or departments all notices, reports and other documents required by law to be filed by Transferor with respect to this Agreement and the Acquisition and promptly submit any additional information or documentary material properly requested by any such governmental agency or department;

          (e) obtain all necessary or appropriate consents for valid and enforceable assignment or transfer of the Assets, including any of the contracts included in the Assets.

5.   COVENANTS OF TRANSFEREE

Transferee covenants and agrees as follows:

     5.1 AFFIRMATIVE COVENANTS. Prior to the Closing Date, Transferee will do the following:

          (a) use its best efforts to perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be fully carried out;

          (b) use its best efforts to obtain all authorizations, consents and permits of others required to permit the consummation by Transferee of the transactions contemplated by this Agreement;

          (c) as promptly as reasonably practicable after the date of this Agreement, file with any governmental agencies or departments all notices, reports and other documents required


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by law with respect to the Acquisition and promptly submit any additional information or documentary material properly requested by any such governmental agency or department; and

          (d) promptly advise Transferor in writing of the occurrence of any event which causes the representations or warranties made by Transferee in this Agreement to be incomplete or inaccurate in any material respect.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF TRANSFEREE

The obligations of Transferee to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or upon the Closing, of the following conditions precedent:

     6.1 COMPLIANCE WITH COVENANTS; REPRESENTATIONS AND WARRANTIES CORRECT. Transferor shall have complied with and performed in all material respects each covenant contained in this Agreement to be performed by it prior to the Closing Date; the representations and warranties of Transferor contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though made on the Closing Date.

     6.2 NO MATERIAL ADVERSE CHANGE. After the date hereof, there shall have been no change to Transferor, its business, operations or financial condition that had or reasonably could be expected to have a material adverse effect with respect to the Assets.

     6.3 CONSENTS OF OTHERS. The consent to the Acquisition of each third party whose consent is required for Transferor to consummate the transactions contemplated hereby shall have been received except for consents that, if not obtained, in the aggregate would not have a material adverse effect on Transferor.

     6.4 ABSENCE OF RESTRAINT. No action shall be pending or threatened before any court or administrative body to restrain, enjoin or otherwise prevent the consummation of, or which questions the validity or legality of, this Agreement or the transactions contemplated hereby, and no order, statute, rule, regulation, executive order, decree, judgment, injunction or court order shall have been enacted, entered, issued or promulgated by any court or governmental authority which prohibits or materially restricts the consummation of this Agreement and the transactions contemplated hereby, and no such action shall be threatened.

     6.5 NO LITIGATION. No litigation shall have commenced against Transferor which would, if adversely determined, impair the value of the Assets, or which creates or could have the effect of creating any lien against the Assets or which would prevent the sale of transfer of all of the Assets hereunder.

     6.6 REQUIRED APPROVALS. Transferee and Transferor shall have received all such governmental approvals, consents, authorizations or modifications as may be required to permit the performance by Transferee and Transferor of their respective obligations under this Agreement and the consummation of the transactions herein contemplated.


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


     6.7 DELIVERY OF OTHER AGREEMENTS. Transferor shall have entered into the Common Stock Agreement, the Investors' Rights Agreement by and among Transferor, Transferee, EMC Corporation and certain purchasers of Transferee's Class B Common Stock (the "INVESTORS' RIGHTS AGREEMENT"), any Ancillary Agreement (as defined in the Common Stock Agreement) and the Services Agreement.

7.   CONDITIONS PRECEDENT TO TRANSFEROR'S OBLIGATIONS

The obligation of Transferor to consummate the transactions contemplated herein is subject to the fulfillment, prior to or upon the Closing, of the following conditions precedent:

     7.1 COMPLIANCE WITH COVENANTS; REPRESENTATIONS AND WARRANTIES CORRECT. Transferee shall have performed in all material respects each covenant contained in this Agreement to be performed by it prior to the Closing Date; the representations and warranties of Transferee contained in this Agreement shall be true and correct as of the Closing Date with the same effect as though made on the Closing Date.

     7.2 REQUIRED APPROVALS. Transferee and Transferor shall have received all such governmental approvals, consents, authorizations or modifications as may be required to permit the performance by Transferee and Transferor of their respective obligations under this Agreement and the consummation of the transactions herein and therein contemplated.

     7.3 DELIVERY OF OTHER AGREEMENTS. Transferee shall have entered into the Common Stock Agreement, the Investors' Rights Agreement, any Ancillary Agreement (as defined in the Common Stock Agreement), the Technology Rights Agreement by and between Transferee and EMC (the "TECHNOLOGY RIGHTS AGREEMENT") and the Services Agreement.

     7.4 ABSENCE OF RESTRAINT. No action shall be pending or threatened before any court or administrative body to restrain, enjoin or otherwise prevent the consummation of, or which questions the validity or legality of, this Agreement or the transactions contemplated hereby, and no order, statute, rule, regulation, executive order, decree, judgment, injunction or court order shall have been enacted, entered, issued or promulgated by any court or governmental authority which prohibits or materially restricts the consummation of this Agreement and the transactions contemplated hereby, and no such action shall be threatened.

     7.5 IBM CONSENT. IBM shall have given its written consent to the transactions contemplated herein and to the Services Agreement and the Technology Rights Agreement.

8.   COVENANTS TO BE PERFORMED AFTER THE CLOSING

     8.1 FURTHER ASSURANCES AND COOPERATION. From and after the Closing Date, Transferor shall cause to be furnished to Transferee such instruments and other documents as Transferee may reasonably request for the purpose of carrying out or evidencing the transactions contemplated by this Agreement, Transferor shall promptly obtain all authorizations, consents and approvals of, and promptly make all registrations and filings with, all governmental authorities and other persons as Transferee may in its reasonable discretion deem appropriate for


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


the purpose of carrying out the transactions contemplated by this Agreement or relating hereto. Transferor agrees to deliver to Transferee at any time Transferee may request, all documents, memoranda, notes, plans, records, reports, and other documentation, models, components, devices, or computer software, whether embodied in a disk or in other form (and all copies of all of the foregoing except one for the Transferor's records), relating to the Assets that it may then possess or have under its control.

     8.2  TAXES.

          (a) From and after the Closing Date, Transferor shall cause to be prepared all tax returns required to be filed by or on behalf of Transferor related to Transferor's business. Transferor shall pay the amounts due on all such tax returns. Without limiting the generality of the foregoing, Transferor shall cause to be paid when due all taxes of Transferor which are based on or arise out of any of the transactions contemplated by this Agreement; provided, that Transferee shall be obligated to pay any applicable transfer taxes, sales taxes, GST and similar taxes on the transfer of the Assets.

          (b) Transferor and Transferee shall (i) each retain and provide the other, with any records or other information in their possession immediately after the transfer of the Assets and Assumed Liabilities pursuant to this Agreement which may be relevant to any audit or other examination by any taxing authority or any judicial or administrative proceedings relating to liability for taxes or in connection with any litigation or financial audit involving the Assets and/or Transferor or Transferee, and (ii) each provide the other with any final determination of any such audit or examination, suit, proceeding or determination that affects any amount required to be shown on any tax return of the other for any period or otherwise.

          (c) Transferor and Transferee will file a consolidated tax return and will enter into a tax sharing agreement within a reasonable time after the effective date of this Agreement.

          (d) Transferee agrees to assume Transferor's responsibility to furnish Forms W-2 to the Transferor's employees that were employed by the Transferor immediately prior to being hired by Transferee. Transferor is also relieved of its responsibility to file Forms W-2 with the U.S. Social Security Administration for these same employees.

     8.3 NON-SOLICITATION. Other than in connection with the transactions contemplated by this Agreement, without the express prior written permission of the other party, for a period of one (1) year after Closing, EMC and Transferee agree that they will not, directly or indirectly, (i) induce or attempt to induce any employee of the other party to leave the employ of such party, (ii) in any way interfere with the relationship between the other party and any employee of such party, (iii) employ, or otherwise engage as an employee, independent contractor, or otherwise, any employee of the other party, or (iv) induce or attempt to induce any customer, supplier, licensee, or business relation of the other party to cease doing business with such party, or in any way interfere with the relationship between any customer, supplier, licensee, or business relation of the other party. Notwithstanding the foregoing, nothing herein shall prohibit either party from placing advertisements for employment in publications of general circulation.


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9.   TERMINATION OF AGREEMENT

     9.1 TERMINATION. At any time prior to the Closing Date, this Agreement may be terminated:

          (a)  by mutual consent of all the parties;

          (b) by Transferee if (i) there has been a material breach by Transferor of any covenant, representation or warranty contained in this Agreement, (ii) Transferee has notified Transferor in writing of the existence of such breach, and (iii) Transferor has failed to cure such breach within a reasonable period of time after receiving such notice;

          (c) by Transferor if (i) there has been a material breach by Transferee of a covenant, representation or warranty contained in this Agreement, (ii) Transferor has notified Transferee in writing of the existence of such breach, and (iii) Transferee has failed to cure such breach within a reasonable period of time after receiving such notice; or

          (d) by either Transferee or Transferor if (i) there shall be a non-appealable order of a court in effect preventing consummation of the Acquisition, (ii) there shall be any action taken, or any statute, rule, regulations or order enacted, promulgated, issued or deemed applicable to the Acquisition, by any governmental entity that would make consummation of the Acquisition illegal, or (iii) if the Closing shall not have occurred on or before October 1, 1997, or such other date as the parties may have agreed.

     9.2 EFFECT OF TERMINATION. If this Agreement shall be terminated as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto to any other party except for damages for a breach of Section 9.1(b), (c) or (d)(iii) of this Agreement.

     9.3 COSTS AND EXPENSES. Whether or not the Acquisition is consummated, all costs and expenses incurred in connection with this Agreement will be paid by the party incurring such expense.

     9.4  EXTENSION OF TIME; WAIVERS. At any time prior to the Closing Date:

          (a) Transferee may (i) extend the time for the performance of any of the obligations or other acts of Transferor, and (ii) waive compliance with any of the agreements or conditions contained herein to be performed by Transferor. Any agreement on the part of Transferee to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Transferee; and

          (b) Transferor may (i) extend the time for the performance of any of the obligations or other acts of Transferee, and (ii) waive compliance with any of the agreements or conditions contained herein to be performed by Transferee. Any agreement on the part of Transferor to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Transferor.

10.  MISCELLANEOUS

     10.1 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of Transferee and Transferor.

     10.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in this Agreement and in any instrument delivered pursuant to this Agreement shall survive the Acquisition for a period of one year.

     10.3 ENTIRE AGREEMENT; COUNTERPARTS; APPLICABLE LAW; FORUM. This Agreement, the Investors' Rights Agreement, the Technology Rights Agreement, the Services Agreement, the Common Stock Agreement and any Ancillary Agreement (as defined in the Common Stock Agreement) (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware as applied to contracts entered into and to be performed entirely within Delaware. All disputes, controversies or claims arising out of, or in connection with, this Agreement shall be litigated in any court of competent jurisdiction within the State of Delaware. Each of the parties hereto hereby accepts jurisdiction of the State of Delaware and agrees to accept service of process as if it were personally served within the State of Delaware.

     10.4 ASSIGNABILITY. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties named herein and their respective successors; provided, however, that this Agreement may not be assigned by any party without the prior written consent of the other parties, and any attempted assignment in violation of this Section 10.4 shall be void and of no effect.

     10.5 NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if delivered by hand, mailed by certified or registered mail return receipt requested, postage prepaid, or delivered by a recognized overnight courier service or sent via facsimile.

      To Transferor:                                 with a copy to:

      McDATA Holdings Corporation                    McDATA Corporation
      171 South Street                               310 Interlocken Parkway
      Hopkinton, Massachusetts  01748                Broomfield, Colorado  80021
      Attn:  General Counsel                         Attn:  President


      To EMC:

      EMC Corporation

      171 South Street
      Hopkinton, Massachusetts  01748
      Attn:  General Counsel


      To Transferee:                            with a copy to:

      McDATA Corporation                        Cooley Godward LLP
      310 Interlocken Parkway                   2595 Canyon Boulevard, Suite 250
      Broomfield, Colorado  80021               Boulder, Colorado 80302
      Attn:  President                          Attn:  James C. T. Linfield


or to such other address at which any party may by certified mail notify the other party, and shall be deemed given on the date on which hand-delivered or delivered by facsimile, the receipt of which has been confirmed, one day after deposit for overnight delivery if sent by recognized overnight courier service or on the third business day following the date on which mailed.

     10.6 TITLES. The titles and captions of the sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

     10.7 COOPERATION. Transferee and Transferor each agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or appropriate in order to consummate expeditiously or implement the transactions contemplated by this Agreement.

     10.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Asset Transfer Agreement as of the date first written above.

                                        EMC CORPORATION


                                        By: /s/ Edward L. Breslow
                                            ---------------------------------
                                            Edward L. Breslow
                                            Vice President Corporate & Business
                                              Development


                                        TRANSFEREE:

                                        MCDATA CORPORATION


                                        By: /s/ John F. Mcdonnell
                                            ---------------------------------
                                            John F. McDonnell
                                            President


                                        TRANSFEROR:

                                        MCDATA HOLDINGS CORPORATION


                                        By: /s/ Edward L. Breslow
                                            ---------------------------------
                                            Name:  Edward L. Breslow
                                            Title: Vice President